Fees Summary	Dec. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 12,815,306.68
Previously Paid Amount	0.00
Total Fee Amount	1,769.79
Total Offset Amount	0.00
Net Fee	$ 1,769.79